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    Form 5500                   ANNUAL RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                  OMB Nos. 1210-0016
                                                                                                        1210-0089
Department of the Treasury             (WITH 100 OR MORE PARTICIPANTS)                         -------------------
 Internal Revenue Service      THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS                        1997
      ___________               104 AND 4065 OF THE EMPLOYEE RETIREMENT INCOME                 --------------------
                               SECURITY ACT OF 1974 AND SECTIONS 6039D, 6047(e),
   Department of Labor        6057(b), AND 6058(a) OF THE INTERNAL REVENUE CODE,                THIS FORM IS OPEN TO
Pension and Welfare Benefits               REFERRED TO AS THE CODE.                               PUBLIC INSPECTION
     Administration                                                                            --------------------
       ___________

    Pension Benefit                       SEE SEPARATE INSTRUCTIONS.
  Guaranty Corporation


---------------------------------------------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1997 OR FISCAL PLAN YEAR BEGINNING             MARCH 1, 1997, AND ENDING FEBRUARY 28, 1998
---------------------------------------------------------------------------------------------------------------------

  If A(1) through A(4), B, C, and/or D, do not apply to this year's       FOR IRS USE ONLY
  return/report, leave the boxes unmarked.                                EP-ID

A This return/report is:  (1)/ / the first return/report filed for the plan;  (3)/ / the final return/report filed for the plan; or
                          (2)/ / an amended return/report;                    (4)/ / a short plan year return/report (less than
                                                                                     12 months).

  IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
  WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan.........   / /
C If your plan year changed since the last return/report, check here.....................................................   / /
D If you filed for an extension of time to file this return/report, check here and attach a copy of
    the approved extension...............................................................................................   /X/

-------------------------------------------------------------------------------------------------------------------------

1a  Name and address of plan sponsor (employer, if for a single-employer plan)       1b  Employer identification number (EIN)
    (Address should include room or suite no.)                                               84 0910696
                                                                                     --------------------------------------------
               ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                1c  Sponsor's telephone number
               265 TURNER DRIVE                                                             (303) 247-4943
               DURANGO, CO   81301-7941                                              ---------------------------------------------
                                                                                     1d  Business code (see instructions, page 20)
                                                                                             2060
                                                                                     ---------------------------------------------
                                                                                     1e  CUSIP issuer number
                                                                                              N/A
----------------------------------------------------------------------------------------------------------------------------------
2a Name and address of plan administrator (if same as plan sponsor, enter "Same")    2b  Administrator's EIN

                        SAME
                                                                                     ---------------------------------------------
                                                                                     2c  Administrator's telephone number

----------------------------------------------------------------------------------------------------------------------------------
3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report in line 3a and/or line 3b and complete line 3c.

  a  Sponsor ________________________________________________________________________ EIN _______________ Plan number ____________

  b  Administrator __________________________________________________________________ EIN ________________________________________

  c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter
"Yes" or No."

----------------------------------------------------------------------------------------------------------------------------------
4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)   A
----------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan     ROCKY MOUNTAIN CHOCOLATE                                        5b  Effective date of plan (mo., day, yr.)
                     ----------------------------------------------------------------          June 1, 1994
                      FACTORY, INC. 401(K) PLAN
-------------------------------------------------------------------------------------  -------------------------------------------
                                                                                      5c  Three-digit
-------------------------------------------------------------------------------------
    ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE                                 plan number        0  0  1
6a  /  /  Welfare benefit plan   6b / X / Pension benefit plan                        --------------------------------------------
    (If the correct codes are not preprinted below, enter the applicable          )    2
    codes from page 8 of the instructions in the boxes.)                          )   --------------------------------------------

                                                                                      --------------------------------------------



6c Pension plan features. (If the correct codes are not preprinted below,
   enter the applicable pension plan feature codes from page 8 of the                 --------------------------------------------
   instructions in the boxes.)                                                         C    G
                                                                                      --------------------------------------------

6d /  /  Fringe benefit plan.  Attach Schedule F (Form 5500). See instructions.
----------------------------------------------------------------------------------------------------------------------------------
Caution:  A PENALTY FOR THE LATE OR INCOMPLETE FILING OF THIS RETURN/REPORT WILL BE ASSESSED UNLESS REASONABLE CAUSE IS
ESTABLISHED
----------------------------------------------------------------------------------------------------------------------------------
   Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor _______________________________________________________  Date  ________________________________

Type or print name of individual signing above ___________________________________________________________________________________

Signature of plan administrator  ___________________________________________________________ Date ________________________________

Type or print name of individual signing above
__________________________________________________________________________________________________________________________________
FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500.     Cat. No. 13500F            Form 5500 (1997)
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
Form 5500 (1997)                                                                                                              Page 2
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 6e  Check all applicable investment arrangements below (see instructions on page 9):
     (1) / / Master trust                           (2) / / 103-12 investment entity
     (3) / / Common/collective trust                (4) /X/ Pooled separate account

     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
  f  Single-employer plans enter the tax year end of the employer in which this plan year ends      Month  2   Day  28   Year  98
  g  Is any part of this plan funded by an insurance contract described in Code section 412(i)?...................... / / YES /X/ NO
  h  If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2 plan years? / / YES / / NO
------------------------------------------------------------------------------------------------------------------------------------
 7   Number of participants as of the end of the plan year (welfare plans complete only lines 7a(4), 7b, 7c, and 7d):
  a  Active participants:  (1)  Number fully vested ................................  a(1)                      44
                                                                                     -------------------------------
                           (2)  Number partially vested ............................  a(2)                      58
                                                                                     -------------------------------
                           (3)  Number nonvested ...................................  a(3)                      10
                                                                                     -------------------------------
                           (4)  Total .........................................................................  a(4)       112
                                                                                                                --------------------
  b  Retired or separated participants receiving benefits .....................................................  b           0
                                                                                                                --------------------
  c  Retired or separated participants entitled to future benefits ............................................  c           0
                                                                                                                --------------------
  d  Subtotal. Add lines 7a(4), 7b, and 7c ....................................................................  d         112
                                                                                                                --------------------
  e  Deceased participants whose beneficiaries are receiving or are entitled to receive benefits ..............  e           0
                                                                                                                --------------------
  f  Total. Add lines 7d and 7e ...............................................................................  f         112
                                                                                                                --------------------
  g  Number of participants with account balances. (Defined benefit plans do not complete this line item.).....  g          89
                                                                                                                --------------------
  h  Number of participants that terminated employment during the plan year with accrued benefits that were
     less than 100% vested ....................................................................................  h           4
                                                                                                                --------------------
                                                                                                                           YES   NO
  i  (1) Was any participant(s) separated from service with a deferred vested benefit for which a Schedule SSA  --------------------
         (Form 5500) is required to be attached? (See instructions.) ................................................ i(1)        X
     (2) If "Yes," enter the number of separated participants required to be reported
------------------------------------------------------------------------------------------------------------------------------------
 8a  Was this plan ever amended since its effective date? If "Yes," complete line 8b ................................  8a   X
     If the amendment was adopted in this plan year, complete lines 8c through 8e.                                    --------------
  b  If line 8a is "Yes," enter the date the most recent amendment was adopted       Month  05  Day  27  Year  94
  c  Did any amendment during the current plan year result in the retroactive reduction of accrued benefits
     for any participants? ..........................................................................................   c
                                                                                                                      --------------
  d  During this plan year did any amendment change the information contained in the latest summary plan
     descriptions or summary description of modifications available at the time of amendment? .......................   d
                                                                                                                      --------------
  e  If line 8d is "Yes," has a summary plan description or summary description of modifications that reflects the
     plan amendments referred to on line 8d been both furnished to participants? (see instructions) .................   e
------------------------------------------------------------------------------------------------------------------------------------
 9a  Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year    _____________   9a         X
                                                                                                                      --------------
  b  Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or
     brought under the control of PBGC? .............................................................................   b         X
                                                                                                                      --------------
  c  Was a resolution to terminate this plan adopted during this plan year or any prior plan year? ..................   c         X
                                                                                                                      --------------
  d  If line 9a or line 9c is "Yes," have you received a favorable determination letter from the IRS for
     the termination? ...............................................................................................   d
                                                                                                                      --------------
  e  If line 9d is "No," has a determination letter been requested from the IRS? ....................................   e
                                                                                                                      --------------
  f  If line 9a or line 9c is "Yes," have participants and beneficiaries been notified of the termination or
     the proposed termination? ......................................................................................   f
                                                                                                                      --------------
  g  If line 9a is "Yes" and the plan is covered by PBGC, is the plan continuing to file a PBGC Form 1 and pay
     premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC? ..   g
                                                                                                                      --------------
  h  During this plan year, did any trust assets revert to the employer for which the Code section 4980 excise
     tax is due? ....................................................................................................   h         X
                                                                                                                      --------------
  i  If line 9h is "Yes," enter the amount of tax paid with Form 5330     $
------------------------------------------------------------------------------------------------------------------------------------
10a  In this plan year, was this plan merged or consolidated into another plan(s), or were assets or
     liabilities transferred to another plan(s)? If "Yes," complete lines 10b through 10e .......................     / / YES /X/ NO
     If "Yes," identify the other plan(s)                         c Employer identification number(s)            d Plan number(s)
  b  Name of plan(s)
                         -----------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
  e  If required, has a Form 5310-A been filed? .................................................................     / / YES / / NO
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11   Enter the plan funding arrangement code from page 10 of the       12  Enter the plan benefit arrangement code from page 10 of
     instructions....................     2                                the instructions     2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           YES   NO
13a  Is this a plan established or maintained pursuant to one or more collective bargaining agreements? .............  13a        X
  b  If line 13a is "Yes," enter the appropriate six-digit LM number(s) of the sponsoring labor organization(s)(see instructions):
     (1)                                  (2)                                 (3)
------------------------------------------------------------------------------------------------------------------------------------
14   If any benefits are provided by an insurance company, insurance service, or similar organization, enter
     the number of SCHEDULES A (FORM 5500), Insurance Information, attached. If none, enter "-0-."        1
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
    Form  5500 (1997)                                                                                                        Page 3
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    -------------------------------------------------------------------------------------------------------------------------------
    WELFARE PLANS DO NOT COMPLETE LINES 15 THROUGH 24. GO TO LINE 25 ON PAGE 4
    -------------------------------------------------------------------------------------------------------------------------------
    15 a  If this is a defined benefit plan subject to the minimum funding standards for this plan year, is SCHEDULE B       YES NO
                                                                                                                        -----------
          (Form 5500) required to be attached? (if this is a defined contribution plan leave blank.)..................  15a
                                                                                                                        -----------
       b  If this is a defined contribution plan (i.e., money purchase or target benefit), is it subject to the minimum funding standards? (If a waiver was granted, see instructions.)(If this is a defined benefit plan,
          leave blank.)...............................................................................................    b      X
                                                                                                                        -----------
          If "Yes," complete (1),(2), and (3) below:
          (1) Amount of employer contribution required for the plan year under Code section 412  b(1) $
                                                                                                 --------------------
          (2) Amount of contribution paid by the employer for the new plan year................  b(2) $
                                                                                                 --------------------
              Enter date of last payment by employer                Month____ Day___ Year______
          (3) If (1) is greater than (2), subtract (2) from (1) and enter the funding deficiency
              here; otherwise, enter -0-. (If you have a funding deficiency, file Form 5330.)   b(3) $
    -------------------------------------------------------------------------------------------------------------------------------
    16    Has the annual compensation of each participant taken into account under the current plan year been
          limited as required by section 401(a)(17)? (See instructions.).............................................   16   X
    -------------------------------------------------------------------------------------------------------------------------------
    17 a  (1) Did the plan distribute any annuity contracts this year? (See instructions.)...........................   a(1) X
          (2) If (1) is "Yes," did these contracts contain a requirement that the spouse consent before any
          distributions under the contract are made in a form other than a qualified joint and survivor annuity?.....   a(2) X
                                                                                                                        -----------
       b  Did the plan make distributions or loans to married participants and beneficiaries without the required
          consent of the participant's spouse?.......................................................................   b        X
                                                                                                                        -----------
       c  Upon plan amendment or termination, do the accrued benefits of every participant include the subsidized benefits that the participant may become entitled to receive subsequent to the plan amendment or
          termination?...............................................................................................   c    X
    -------------------------------------------------------------------------------------------------------------------------------
    18    Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the
          end of the plan year? (See instructions.)..................................................................   18       X
                                                                                                                        -----------
    19    If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure
          providing automatic approval for the change, indicate whether the plan sponsor agrees to the change........   19
                                                                                                                        -----------
    20    Is the employer electing to compute minimum funding for the plan year using the Transition rule of Code
          section 412(I)(11)?........................................................................................   20
    -------------------------------------------------------------------------------------------------------------------------------
    21    Check if you are applying the substantiation guidelines from Revenue Procedure 93-42, in completing lines
          21a through 21o (see instructions)..................................................................   / /
          If you checked the box, enter the first day of the plan year for which data is being submitted  Month____
          Day___ Year______
       a  Does the employer apply the separate line of business rules of Code section 414(r) when testing this
          plan for the coverage and discrimination tests of Code sections 410(b) and 401(a)(4)?......................   21a      X
                                                                                                                        -----------
       b  If line 21a is "Yes," enter the total number of separate lines of business claimed by the employer ________
          If more than one separate line of business, see instructions for additional information to attach.
       c  Does the employer apply the mandatory disaggregation rules under Income Tax Regulations section
          1.410(b)-7(c)?.............................................................................................   c    X
                                                                                                                        -----------
          If "Yes," see instructions for additional information to attach.
       d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections 410(b)
          and 401(a), does the employer aggregate plans?.............................................................   d        X
                                                                                                                        -----------
       e  Does the employer restructure the plan into component plans to satisfy the coverage and discrimination
          tests of Code sections 410(b) and 401(a)(4)?...............................................................   e        X
                                                                                                                        -----------
       f  If you meet either of the following exceptions, check the applicable box to tell us which exception you meet and do NOT complete the rest of question 21:
          (1) / / No highly compensated employee benefited under the plan at any time during the plan year;
          (2) / / This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.
       g  Did any leased employee perform services for the employer at any time during the plan year?................   g        X
                                                                                                                        -----------
       h  Enter the total number of employees of the employer. Employer includes entities aggregated with the                NUMBER
          employer under code section 414(b), (c) or (m). Include leased employees and self-employed individuals.....   h      1107
                                                                                                                        -----------
       i  Enter the total number of employees excludable because of: (1) failure to meet requirements for minimum age and years of service; (2) collectively bargained employees; (3) nonresident aliens who receive no
          earned income from U.S. sources; and (4) 500 hours of service/last day rule................................   i       993
                                                                                                                        -----------
       j  Enter the number of nonexcludable employees. Subtract line 21i from line 21h................................  j       114
                                                                                                                        -----------
       k  Do 100% of the nonexcludable employees entered on line 21j benefit under the plan?.......... /X/ YES / / NO
          If line 21k is "Yes," do NOT complete lines 21l through 21o.

       l  Enter the number of nonexcludable employees (line 21j) who are highly compensated employees................   l
                                                                                                                        -----------
       m  Enter the number of nonexcludable employees (line 21j) who benefit under the plan..........................   m
                                                                                                                        -----------
       n  Enter the number of employees entered on line 21m who are highly compensated employees.....................   n
                                                                                                                        -----------
       o  This plan satisfies the coverage requirements on the basis of (check one):
          (1) / / The average benefits test    (2) / / The ratio percentage test - Enter percentage / / / /. / / %
    -------------------------------------------------------------------------------------------------------------------------------

                                                   TEST FOR 401(k) PROVISION
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    Form  5500 (1997)                                                                                                        Page

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    -------------------------------------------------------------------------------------------------------------------------------
    WELFARE PLANS GO TO LINE 25 ON THIS PAGE.
    -------------------------------------------------------------------------------------------------------------------------------
    22 a  Is it or was it ever intended that this plan qualify under Code section 401(a)? If "Yes," complete lines          YES NO
          22b and 22c.................................................................................................  22a  X
                                                                                                                        -----------
       b  Enter the date of the most recent IRS determination letter.........................  Month____ Year_______
       c  Is a determination letter request pending with the IRS?.....................................................    c      X
    -------------------------------------------------------------------------------------------------------------------------------
    23 a  Does the plan hold any assets that have a fair market value that is not readily determinable on an established market?.........................................................................................
          (If "Yes," complete line 23b) (See instructions) ...........................................................  23a      X
                                                                                                                        -----------
       b  Were all the assets referred to in line 23a valued for the 1997 plan year by an independent third-party
          appraiser?..................................................................................................    b
                                                                                                                        -----------
       c  If line 23b in "No," enter the value of the assets that were not valued by an independent  third-party appraiser for the 1997 plan year.  ____________________________
       d  Enter the most recent date the assets on line 23c were valued by an independent third-party appraiser.
          (If more than one asset, see instructions.)       Month____ Day___ Year______
          (If this plan does not have ESOP features leave line 23e blank and go to line 24.)
       e  If dividends paid on employer securities held by the ESOP were used to make payments on ESOP loans, enter the amount of the dividends used to make the payments................................................ [23e]
    -------------------------------------------------------------------------------------------------------------------------------
    24    Does the employer/sponsor listed on line 1a of this form maintain other qualified pension benefit plans?....  24       X
                                                                                                                        -----------
          If "Yes," enter the total number of plans, including this plan
    -------------------------------------------------------------------------------------------------------------------------------
    25 a  Did any person who rendered services to the plan receive directly or indirectly $5,000 or more in compensation from the plan during the plan year (except for employees of the plan who were paid less than
          $1,000 in each month)?......................................................................................  25a      X
                                                                                                                        -----------
          If "Yes," complete Part I of SCHEDULE C (Form 5500).
       b  Did the plan have any trustees who must be listed in Part II of SCHEDULE C (Form 5500)?.....................    b  X
                                                                                                                        -----------
       c  has there been a termination in the appointment of any person listed on line 25d below?.....................    c      X
                                                                                                                        -----------
       d  If line 25c is "Yes," check the appropriate box(es), answer lines 25e and 25f, and complete Part III of
          SCHEDULE C (Form 5500):
          (1) / / Accountant        (2) / / Enrolled actuary        (3) / / Insurance carrier        (4) / / Custodian
          (5) / / Administrator    (6) / / Investment manager      (7) / / Trustee
       e  Have there been any outstanding material disputes or matters of disagreement concerning the above
          termination?................................................................................................    e
                                                                                                                        -----------
       f  If an accountant or enrolled actuary has been terminated during the plan year, has the terminated accountant/actuary been provided a copy of the explanation required by Part III of SCHEDULE C (Form 5500)
          with a notice advising them of their opportunity to submit comments on the explanation directly to the DOL?..   f
                                                                                                                        -----------
       g  Enter the number of SCHEDULES C (Form 5500) that are attached. If none, enter -0-   1
    -------------------------------------------------------------------------------------------------------------------------------
    26 a  Is this plan exempt from the requirement to engage an independent qualified public accountant?
          (see instructions)..........................................................................................  26a      X
                                                                                                                        -----------
       b  If line 26a is "No," attach the accountant's opinion to this return/report and check the appropriate box.
          This opinion is:
          (1) / / Unqualified
          (2) / / Qualified/disclaimer per Department of Labor Regulations 29 CFR 2520.103-8 and /or 2520.103-12(d)
          (3) / / Qualified/disclaimer other      (4) / / Adverse    (5) / / Other (explain)__________________________
          ____________________________________________________________________________________________________________
          ____________________________________________________________________________________________________________
       c  If line 26a is "No," does the accountant's report, including the financial statements and/or notes required to be attached to this return/report disclose (1) errors or irregularities; (2) illegal acts; (3) material internal control weaknesses; (4) a loss contingency indicating that assets are impaired or a liability incurred; (5) significant real estate or other transactions in which the plan and (A) the sponsor, (B) the plan administrator, (C) the employer(s), or (D) the employee organization(s) are jointly involved; (6) that the plan has participated in any related party transactions; or (7) any unusual or infrequent events or transactions occurring subsequent to the plan year end that might significantly affect the usefulness of
          the financial statements in assessing the plan's present or future ability to pay benefits?.................    c
                                                                                                                        -----------
       d  If line 26c is "Yes," provide the total amount involved in such disclosure
    -------------------------------------------------------------------------------------------------------------------------------
    27    If line 26a is "No," complete the following questions. (You may NOT use "N/A" in response to lines 27a through 27i):
          If line 27a, 27b, 27c, 27d, 27e, or 27f is checked "Yes," schedules of these items in the format set forth in the instructions are required to be attached to this return/report. SCHEDULE G (Form 5500) may be used as specified in the instructions. During the plan year:
       a  Did the plan have assets held for investment?...............................................................  27a  X
                                                                                                                        -----------
       b  Were any loans by the plan or fixed income obligations due the plan in default as of the close of the
          plan year or classified during the year as uncollectible?...................................................    b      X
                                                                                                                        -----------
       c  Were any leases to which the plan was a party in default or classified during the year as uncollectible?....    c      X
                                                                                                                        -----------
       d  Were any plan transactions or series of transactions in excess of 5% of the current value of plan assets?...    d  X
                                                                                                                        -----------
       e  Do the notes to the financial statements accompanying the accountant's opinion disclose any nonexempt
          transactions with parties-in-interest?......................................................................    e
                                                                                                                        -----------
       f  Did the plan engage in any nonexempt transactions with parties-in-interest not reported on line 27e?........    f      X
                                                                                                                        -----------
       g  Did the plan hold qualifying employer securities that are not publicly traded?...............................   g      X
                                                                                                                        -----------
       h  Did the plan purchase or receive any nonpublicly traded securities that were not appraised in writing by
          an unrelated third party within 3 months prior to their receipt?............................................    h      X
                                                                                                                        -----------
       i  Did any person manage plan assets who had a financial interest worth more than 10% in any party providing
          services to the plan or receive anything of value from any party providing services to the plan?............    i      X

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Form 55000(1997)                                                          Page 5

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                                                                                                           Yes    No
                                                                                                  --------------------
28      Did the plan acquire individual whole life insurance contracts during the plan year?. .      28            X
---------------------------------------------------------------------------------------------------------------------
29      During the plan year:

    a   (1)  Was this plan covered by a fidelity bond? If "Yes," complete lines 29a(2)
         and 29a(3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29a(1)   X

        (2)  Enter amount of bond $                50,0000
                                      ----------------------------------------------------------

        (3)  Enter the name of the surety company    HARTFORD FIRE INSURANCE CO.
                                                    -------------------------------------------

    b   (1)  Was there any loss to the plan, whether or not reimbursed, caused by fraud
              or dishonesty?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29b(1)          X

        (2)  If line 29b(1) is "Yes", enter amount of loss  $
---------------------------------------------------------------------------------------------------------------------

30  a   Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?

        /   /  YES       /   / NO      /   / NOT DETERMINED

    b   If line 30a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.

        Employer identification number             Plan number
----------------------------------------------------------------------------

31  Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of that portion of an insurance contract that guarantees, during this plan year, to pay a specific dollar benefit at a future date. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR, ANY
    OTHER AMOUNTS ARE SUBJECT TO REJECTION. Plans with no assets at the beginning and at the end of the plan year, enter -0- on line 31f.
-----------------------------------------------------------------------------------------------------------------------
                                                                                (a) Beginning of year  (b) End of Year
                                                                                ---------------------  ----------------
                                       ASSETS

    a   Total noninterest-bearing cash. . . . . . . . . . . . . . . . . .    a                     0                  0
                                                                          ---------------------------------------------
    b   Receivables: (1) Employer contributions . . . . . . . . . . . . .  b(1)                1,041                582
                                                                          ---------------------------------------------
        (2)   Participant contributions . . . . . . . . . . . . . . . . .   (2)                3,855             3,087
                                                                          ---------------------------------------------
        (3)   Income. . . . . . . . . . . . . . . . . . . . . . . . . . .   (3)                    0                  0
                                                                          ---------------------------------------------
        (4)   Other . . . . . . . . . . . . . . . . . . . . . . . . . . .   (4)                    0                  0
                                                                          ---------------------------------------------
        (5)   Less allowance for doubtful accounts. . . . . . . . . . . .   (5)                    0                  0
                                                                          ---------------------------------------------
        (6)   Total.  Add lines 31b(1) through 31b(4) and
               subtract 31b(5). . . . . . . . . . . . . . . . . . . . . .   (6)                4,896              3,669
                                                                          ---------------------------------------------
    c   General Investments: (1) Interest-bearing cash (including money
         market funds). . . . . . . . . . . . . . . . . . . . . . . . . .  c(1)                    0                  0
                                                                          ---------------------------------------------
        (2)   Certificates of deposit . . . . . . . . . . . . . . . . . .   (2)                    0                  0
                                                                          ---------------------------------------------
        (3)   U.S. Government securities. . . . . . . . . . . . . . . . .   (3)                    0                  0
                                                                          ---------------------------------------------
        (4)   Corporate debt instruments: (A) Preferred . . . . . . . . . (4)(A)                   0                  0
                                                                          ---------------------------------------------
              (B) All other . . . . . . . . . . . . . . . . . . . . . . . (4)(B)                   0                  0
                                                                          ---------------------------------------------
        (5)   Corporate stocks: (A) Preferred . . . . . . . . . . . . . . (5)(A)                   0                  0
                                                                          ---------------------------------------------
              (B) Common. . . . . . . . . . . . . . . . . . . . . . . . . (5)(B)                   0                  0
                                                                          ---------------------------------------------
        (6)   Partnership/joint venture interests.  . . . . . . . . . . . (6)                    0                  0
                                                                          ---------------------------------------------
        (7)   Real estate: (A) Income-producing . . . . . . . . . . . . . (7)(A)                   0                  0
                                                                          ---------------------------------------------
              (B) Nonincome-producing . . . . . . . . . . . . . . . . . . (7)(B)                   0                  0
                                                                          ---------------------------------------------
        (8)   Loans (other than to participants) secured by mortgages:
              (A) Residential . . . . . . . . . . . . . . . . . . . . . . (8)(A)                   0                  0
                                                                          ---------------------------------------------
              (B) Commercial  . . . . . . . . . . . . . . . . . . . . . . (8)(B)                   0                  0
                                                                          ---------------------------------------------
        (9)   Loans to participants: (A) Mortgages  . . . . . . . . . . . (9)(A)                   0                  0
                                                                          ---------------------------------------------
              (B) Other . . . . . . . . . . . . . . . . . . . . . . . . . (9)(B)                   0                  0
                                                                          ---------------------------------------------
        (10)  Other loans . . . . . . . . . . . . . . . . . . . . . . . .   (10)                   0                  0
                                                                          ---------------------------------------------
        (11)  Value of interest in common/collective trusts . . . . . . .   (11)                   0                  0
                                                                          ---------------------------------------------
        (12)  Value of interest in pooled separate accounts . . . . . . .   (12)             167,963            318,656
                                                                          ---------------------------------------------
        (13)  Value of interest in master trusts. . . . . . . . . . . . .   (13)                   0                  0

        (14)  Value of interest in 103-12 investment entities . . . . . .   (14)                   0                  0
                                                                          ---------------------------------------------
        (15)  Value of interest in registered investment companies. . . .   (15)                   0                  0
                                                                          ---------------------------------------------
        (16)  Value of funds held in insurance company general account
              (unallocated contracts) . . . . . . . . . . . . . . . . .     (16)              37,914             54,707
                                                                          ---------------------------------------------
        (17)  Other . . . . . . . . . . . . . . . . . . . . . . . . . . .   (17)                   0                  0
                                                                          ---------------------------------------------
        (18)  Total. Add lines 31c(1) through 31c(17) . . . . . . . . . .   (18)             205,877            373,363
                                                                          ---------------------------------------------
    d   Employer-related investments: (1) Employer securities . . . . . .   d(1)              76,997            118,302
                                                                          ---------------------------------------------
        (2)   Employer real property. . . . . . . . . . . . . . . . . . .    (2)                   0                  0
                                                                          ---------------------------------------------
    e   Buildings and other property used in plan operation . . . . . . .     e                   0                  0
                                                                          ---------------------------------------------
    f   TOTAL assets. Add lines 31a, 31b(6), 31c(18), 31d(1), 31d(2),
         and 31e. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     f              287,770            495,334
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                LIABILITIES

    g   Benefit claims payable. . . . . . . . . . . . . . . . . . . . . .     g                   0                  0
                                                                          ---------------------------------------------
    h   Operation payables  . . . . . . . . . . . . . . . . . . . . . . .     h                   0                  0
                                                                          ---------------------------------------------
    i   Acquisition indebtedness. . . . . . . . . . . . . . . . . . . . .     i                   0                  0
                                                                          ---------------------------------------------
    j   Other liabilities . . . . . . . . . . . . . . . . . . . . . . . .     j                   0                  0
                                                                          ---------------------------------------------
    k   TOTAL liabilities.  Add lines 31g through 31j . . . . . . . . . .     k                   0                  0
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                NET ASSETS

    l   Subtract line 31k from line 31f . . . . . . . . . . . . . . . . .     l              287,770            495,334
-----------------------------------------------------------------------------------------------------------------------



Form 55000(1997)                                                     Page 6
--------------------------------------------------------------------------------
32  Plan income, expenses, and changes in net assets for the plan year, INCLUDE
    ALL INCOME AND EXPENSES OF THE PLAN, INCLUDING ANY TRUST(S) OR SEPARATELY
    MAINTAINED FUND(S), AND ANY PAYMENTS/RECEIPTS TO/FROM INSURANCE CARRIERS.
    ROUND OFF AMOUNTS TO THE NEAREST DOLLAR; ANY OTHER AMOUNTS ARE SUBJECT TO
    REJECTION.
-----------------------------------------------------------------------------------------------------------------------
                                                                                         (a) Amount           (b) Total
                                                                                      ---------------------------------
                                       INCOME
    a   CONTRIBUTIONS:

        (1)  Received or receivable from:

             (A)  Employers . . . . . . . . . . . . . . . . . . . . . . .  a(1)(A)           32,314
                                                                          --------------------------
             (B)  Participants. . . . . . . . . . . . . . . . . . . . . .    (B)            148,379
                                                                          --------------------------
             (C)  Others. . . . . . . . . . . . . . . . . . . . . . . . .    (C)                 46
                                                                          --------------------------
        (2)  Noncash contributions. . . . . . . . . . . . . . . . . . . .    (2)                  0
                                                                          ----------------------------------------------
        (3)  Total contributions. Add lines 32a(1)(A), (B), (C) and
              line 32a(2) . . . . . . . . . . . . . . . . . . . . . . . .    (3)                                180,739
                                                                          ---------                     ----------------
    b   EARNINGS ON INVESTMENTS:

        (1)  Interest

             (A)  Interest-bearing cash (including money market funds). .  b(1)(A)                0
                                                                          --------------------------
             (B)  Certificates of deposit . . . . . . . . . . . . . . . .    (B)                  0
                                                                          --------------------------
             (C)  U.S. Government securities. . . . . . . . . . . . . . .    (C)                  0
                                                                          --------------------------
             (D)  Corporate debt instruments. . . . . . . . . . . . . . .    (D)     (        8,993)
                                                                          --------------------------
             (E)  Mortgage loans. . . . . . . . . . . . . . . . . . . . .    (E)                  0
                                                                          --------------------------
             (F)  Other loans . . . . . . . . . . . . . . . . . . . . . .    (F)                  0
                                                                          --------------------------
             (G)  Other interest. . . . . . . . . . . . . . . . . . . . .    (G)              2,793
                                                                          ----------------------------------------------
             (H)  Total interest.  Add lines 32b(1)(A) through (G). . . .    (H)                           (      6,200)
                                                                          ---------                     ----------------
        (2)  Dividends: (A) Preferred stock . . . . . . . . . . . . . . .  b(2)(A)                 0
                                                                          --------------------------
             (B)  Common stock. . . . . . . . . . . . . . . . . . . . . .    (B)                   0
                                                                          ----------------------------------------------
             (C)  Total dividends. Add lines 32b(A) and (B) . . . . . . .    (C)                                      0
                                                                          ----------------------------------------------
        (3)  Rents. . . . . . . . . . . . . . . . . . . . . . . . . . . .    (3)                                      0
                                                                          ---------                     ----------------
        (4)  Net gain (loss) on sale of assets: (A) Aggregate proceeds. .   (4)(A)                 0
                                                                          --------------------------
             (B)  Aggregate carrying amount (see instructions). . . . . .    (B)                   0
                                                                          --------------------------
             (C)  Subtract (B) from (A) and enter result. . . . . . . . .    (C)                                      0
                                                                          ---------                     ----------------
        (5)  Unrealized appreciation (depreciation) of assets . . . . . .    (5)                                      0
                                                                          ---------                     ----------------
        (6)  Net investment gain (loss) from common/collective trust. . .    (6)                                      0
                                                                          ---------                     ----------------
        (7)  Net investment gain (loss) from pooled separate accounts . .    (7)                                 50,207
                                                                          ---------                     ----------------
        (8)  Net investment gain (loss) from master trusts. . . . . . . .    (8)                                      0
                                                                          ---------                     ----------------
        (9)  Net investment gain (loss) from 103-12 investment entities .    (9)                                      0
                                                                          ---------                     ----------------
       (10)  Net investment gain (loss) from registered investment
              companies . . . . . . . . . . . . . . . . . . . . . . . . .    (10)                                     0
                                                                          ---------                     ----------------
    c   Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .     c                                      87
                                                                          ---------                     ----------------
    d   Total income. Add all amounts in column (b) and enter total . . .     d                                 224,833
                                                                          ---------                     ----------------

                          EXPENSES

    e   Benefit payment and payments to provide benefits:

        (1)  Directly to participants or beneficiaries. . . . . . . . . .   e(1)              17,266
                                                                          --------------------------
        (2)  To insurance carriers for the provision of benefits. . . . .    (2)                   0
                                                                          --------------------------
        (3)  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .    (3)                   0
                                                                          ----------------------------------------------
        (4)  Total payments. Add lines 32e(1) through 32e(3). . . . . . .    (4)                                 17,266
                                                                          ---------                     ----------------
    f   Interest expense. . . . . . . . . . . . . . . . . . . . . . . . .     f                                       0
                                                                          ---------                     ----------------
    g   Administrative expenses: (1) Salaries and allowances. . . . . . .   g(1)                   0
                                                                          --------------------------
        (2)  Account fees . . . . . . . . . . . . . . . . . . . . . . . .    (2)                   0
                                                                          --------------------------
        (3)  Actuarial fees . . . . . . . . . . . . . . . . . . . . . . .    (3)                   0
                                                                          --------------------------
        (4)  Contract administrator fees. . . . . . . . . . . . . . . . .    (4)                   0
                                                                          --------------------------
        (5)  Investment advisory and management fees. . . . . . . . . . .    (5)                   0
                                                                          --------------------------
        (6)  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . .    (6)                   0
                                                                          --------------------------
        (7)  Valuation/appraisal fees . . . . . . . . . . . . . . . . . .    (7)                   0
                                                                          --------------------------
        (8)  Trustees fees/expenses (including travel, seminars,
              meetings, etc.) . . . . . . . . . . . . . . . . . . . . . .    (8)                   0
                                                                          --------------------------
        (9)  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .    (9)                   3
                                                                          ----------------------------------------------
        (10) Total administrative expenses. Add lines 32g(1) through
              32g(9). . . . . . . . . . . . . . . . . . . . . . . . . . .    (10)                                     3
                                                                          ---------                     ----------------
    h   Total expenses.  Add lines 32e(4), 32f, and 32g(10) . . . . . . .     h                                  17,269
                                                                          ---------                     ----------------
    i   Net income (loss). Subtract line 32h from line 32d. . . . . . . .     i                                 207,564
                                                                          ---------                     ----------------
    j   Transfers to (from) the plan (see instructions) . . . . . . . . .     j                                       0
                                                                          ---------                     ----------------
    k   Net assets at beginning of year (line 31l, column (a)). . . . . .     k                                 287,770
                                                                          ---------                     ----------------
    l   Net assets at end of year (line 31l column (b)) . . . . . . . . .     l                                 495,334
-----------------------------------------------------------------------------------------------------------------------

                                                                        Yes  No
                                                                        -------
33  Did any employer sponsoring the plan pay any of the administrative
    expenses of the plan that were not reported on line 32g?             X
-------------------------------------------------------------------------------

1997
-------------------------------------------------------------------------------------------------------------------------------
21    Check if you are applying the substantiation guidelines from Revenue Procedure 93-42, in completing           YES    NO
      lines 21a through 21o (see instructions).......................................................... / /

      If you checked the box, enter the first day of the plan year for which data is being
      submitted      Month __ Day__Year__

   a  Does the employer apply the separate line of business rules of Code section 414(r) when testing
      this plan for the coverage and discrimination tests of Code sections 410(b) and 401(a)(4)?.............  21a         X
                                                                                                              -----------------
   b  If line 21a is "Yes," enter the total number of separate lines of business claimed by the employer  ______________
      If more than one separate line of business, see instructions for additional information to attach.

   c  Does the employer apply the mandatory disaggregation rules under Income Tax Regulations section
      1.410(b)-7(c)?.........................................................................................    c   X
      If "Yes," see instructions for additional information to attach.                                        -----------------

   d  In testing whether this plan satisfies the coverage and discrimination tests of Code sections 410(b) and
      401(a), does the employer aggregate plans?.............................................................    d         X
                                                                                                              -----------------
   e  Does the employer restructure the plan into component plans to satisfy the coverage and discrimination
      tests of Code sections 410(b) and 401(a)(4)?............................................................    e         X
                                                                                                              -----------------
   f  If you meet either of the following exceptions, check the applicable box to tell us which exception you meet and do NOT complete the rest of question 21:
      (1) /  / No highly compensated employee benefited under the plan at any time during the plan year;
      (2) /  / This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.

   g  Did any leased employee perform services for the employer at any time during the plan year?............    g         X
                                                                                                              -----------------
   h  Enter the total number of employees of the employer. Employer includes entities aggregated with the
      employer under Code section 414(b), (c), or (m). Include leased employees and self-employed                     NUMBER
      individuals. ..........................................................................................     h      1107
                                                                                                              -----------------
   i  Enter the total number of employees excludable because of:  (1) failure to meet requirements for minimum age and years of service; (2) collectively bargained employees; (3) nonresident aliens who
      receive no earned income from U.S. sources; and (4) 500 hours of service/last day rule ................     i       993
                                                                                                              -----------------
   j  Enter the number of nonexcludable employees. Subtract line 21i from 21h ...............................     j       114
                                                                                                              -----------------
   k  Do 100% of the nonexcludable employees entered on line 21j benefit under the plan?...... /X/ YES / / NO
      If line 21k is "Yes," do NOT complete lines 21l through 21o.

   l  Enter the number of nonexcludable employees (line 21j) who are highly compensated employees............     l
                                                                                                              -----------------
   m  Enter the number of nonexcludable employees (line 21j) who benefit under the plan.....................      m
                                                                                                              -----------------
   n  Enter the number of employees entered on line 21m who are highly compensated employees.................     n
                                                                                                              -----------------
   o  This plan satisfies the coverage requirements on the basis of (check one):
      (1) / / The average benefits test
      (2) / / The ratio percentage test - Enter percentage /   /   /   / ./    /  %
---------------------------------------------------------------------------------------------------------------------------------

              TEST FOR 401(m) PROVISION

[LOGO]                                        12/31/1997 FUND STATEMENT

                                                                                           POOLED SEPARATE ACCOUNT-
                                                                                           MONEY MARKET
                  BALANCE SHEET
---------------------------------------------------
                     ASSETS
Bonds                                $1,318,085,842
Bank Deposits                               881,245
Receivable From Principal Life
    Insurance Company                   15,568,149
                                     --------------





Total Assets                         $1,334,535,236
                                     --------------
                                     --------------


---------------------------------------------------
              LIABILITIES & SURPLUS
Unallocated Reserves                 $1,333,698,656
Remitted & Items Not Allocated              836,580
                                     --------------


Total Liabilities                     1,334,535,236

Surplus                                           0
                                     --------------

Total Liabilities and Surplus        $1,334,535,236
                                     --------------
                                     --------------

              SUMMARY OF OPERATIONS
---------------------------------------------------
                    RECEIPTS
Deposits and Net Transfers           $  422,129,509
Interest Income                          70,362,679
                                     --------------







Total Receipts                       $  492,492,188

---------------------------------------------------
                 DISBURSEMENTS
Funds Withdrawn                      $  153,071,545
Benefit Payments                        200,999,451
Investment Management, Mortality,
  and Administration Charges              9,343,356
Investment Expenses                       1,004,447
                                     --------------

Total Disbursements                     364,418,799
                                     --------------

Increase in Reserves                 $  128,073,389
                                     --------------
                                     --------------


Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                                        12/31/1997 FUND STATEMENT

        FINANCIAL                                                                          POOLED SEPARATE ACCOUNT-
        GROUP                                                                              GOVERNMENT SECURITIES
                        BALANCE SHEET
---------------------------------------------------------------
                          ASSETS
Bonds                                             $294,362,383
Bank Deposits                                            2,394
Adjustment to Investments
  to Reflect Market Value                            8,633,027
Investment Income Due & Accrued                      1,623,793
Receivable From Principal Life
  Insurance Company                                  6,604,123
                                                  ------------


Total Assets                                      $311,225,720
                                                  ------------
                                                  ------------


---------------------------------------------------------------
                     LIABILITIES & SURPLUS
Unallocated Reserves                              $302,363,564
Payable For Investments Purchased                    8,862,156
                                                  ------------
Total Liabilities                                  311,225,720

Surplus                                                      0
                                                  ------------



Total Liabilities & Surplus                       $311,225,720
                                                  ------------
                                                  ------------


                        SUMMARY OF OPERATIONS
---------------------------------------------------------------
                             RECEIPTS
Deposits and Net Transfers                      $106,613,086
Gross Investment Income:
  Interest Income                16,345,283
  Change In:
    Investment Income
      Earned But Not Collected      526,560
    Accrued Interest Receivable    (306,404)      16,565,439
                                -----------
Change in Net Unrealized
   Appreciation/Depreciation of
   Investments                                     8,088,853
Realized Capital Gain                                 69,095
                                                ------------
Total Receipts                                  $131,336,473

---------------------------------------------------------------
                               DISBURSEMENTS
Funds Withdrawn                       $ 11,376,255
Benefit Payments                        14,478,578
Investment Management, Mortality,
  and Administration Charges             1,758,633
Investment Expenses                        190,687
                                      ------------
Total Disbursements                     27,804,153
                                      ------------





Increase in Reserves                  $103,532,320
                                      ------------
                                      ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                                        12/31/1997 FUND STATEMENT

        FINANCIAL                                                                          POOLED SEPARATE ACCOUNT-
        GROUP                                                                              BOND AND MORTGAGE
                      BALANCE SHEET
--------------------------------------------------------------
                     ASSETS
Bonds                                           $1,686,537,305
Preferred Stock                                     14,365,039
Mortgage Loans                                     748,434,819
Real Estate                                         28,911,791
Bank Deposits                                        5,558,492
Adjustment to Investments
  to Reflect Market Value                          101,738,490
Investment Income Due & Accrued                     25,504,528

Prepaid Expense & Taxes                                 12,233
Foreign Tax Receivable                                      10
Receivable From Principal Life
  Insurance Company                                 15,187,580
                                                --------------

Total Assets                                    $2,626,250,287
                                                --------------
                                                --------------


--------------------------------------------------------------
   LIABILITIES & SURPLUS
Unallocated Reserves                           $2,525,875,591
Expenses & Taxes Due & Accrued                         68,558
Unearned Investment Income                            147,716
Remitted & Items Not Allocated                      1,179,346
Payable for Investments Purchased                  97,276,171
Rental Guarantee Agreement                             31,522
Security Deposits Retained by
  Principal Life Insurance Company                  1,671,383
                                               --------------
Total Liabilities                               2,626,250,287

Surplus                                                     0
                                               --------------

Total Liabilities & Surplus                    $2,626,250,287
                                               --------------
                                               --------------
                       SUMMARY OF OPERATIONS
--------------------------------------------------------------
                            RECEIPTS
Deposits and Net Transfers                        $366,297,665
Gross Investment Income:
  Dividend Income                 2,344,696
  Interest Income               169,249,326
  Rental Income                   4,435,655
  Investment Fee Income              62,361
  Change In:
    Investment Income
      Earned But Not Collected   (1,395,724)
    Unearned Investment Income      147,716        174,844,030
                                -----------
Change in Net Unrealized
  Appreciation/Depreciation of
    Investments                                     57,503,373
Realized Capital Gain                                4,313,196
                                                  ------------
Total Receipts                                    $602,958,264

--------------------------------------------------------------
               DISBURSEMENTS
Funds Withdrawn                                   $116,131,261
Benefit Payments                                   145,336,706
Investment Management, Mortality,
  and Administration Charges                        14,134,611
Investment Expenses                                  3,594,539
                                                  ------------
Total Disbursements                                279,197,117
                                                  ------------



Increase in Reserves                              $323,761,147
                                                  ------------
                                                  ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                   12/31/1997 FUND STATEMENT

                                                       POOLED SEPARATE ACCOUNT-
                                                       BOND EMPHASIS BALANCED
                               BALANCE SHEET
------------------------------------------------------------------
                                 ASSETS
Investment in Principal Life Insurance
Company Separate Account:
  Bond and Mortgage                                    $ 94,965,913
  Government Securities                                  63,298,179
  U.S. Stock                                             10,229,101
  International Stock                                    35,985,966
  Real Estate                                            34,681,084
  Large Company Value                                    11,213,866
  Small Company Value                                     2,650,794
  Large Company Growth                                    7,627,601
  Small Company Growth                                    1,276,855
Adjustment to Investments
  to Reflect Market Value                                35,005,685
Remitted and Items Not Allocated                          9,158,293
                                                       ------------
Total Assets                                           $306,093,337
                                                       ------------
                                                       ------------
------------------------------------------------------------------
                    LIABILITIES & SURPLUS
Unallocated Reserves                                   $306,093,337
                                                       ------------
Total Liabilities                                       306,093,337

Surplus                                                           0
                                                       ------------



Total Liabilities & Surplus                            $306,093,337
                                                       ------------
                                                       ------------

                        SUMMARY OF OPERATIONS
------------------------------------------------------------------
                             RECEIPTS
Deposits and Net Transfers                             $107,967,309
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                            13,608,932
Realized Capital Gain                                    16,351,290
                                                       ------------

Total Receipts                                         $137,927,531



                             DISBURSEMENTS
------------------------------------------------------------------
Funds Withdrawn                                        $ 13,760,091
Benefit Payments                                         15,174,759
Investment Management, Mortality,
  and  Administration Charges                               506,513
                                                       ------------
Total Disbursements                                      29,441,363
                                                       ------------
Increase in Reserves                                   $108,486,168
                                                       ------------
                                                       ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                   12/31/1997 FUND STATEMENT

                                                       POOLED SEPARATE ACCOUNT-
                                                       STOCK EMPHASIS BALANCED
                               BALANCE SHEET
--------------------------------------------------------------------
                           ASSETS

Investment in Principal Life
Insurance Company Separate Account:
  Bond and Mortgage                                    $ 83,339,967
  Government Securities                                  55,664,606
  U.S. Stock                                             66,591,488
  International Stock                                   126,320,948
  Real Estate                                           124,575,935
  Large Company Value                                    75,687,145
  Small Company Value                                    18,650,205
  Large Company Growth                                   51,022,873
  Small Company Growth                                    6,024,975
Adjustments to Investments
  to Reflect Market Value                                75,132,584
Remitted and Items Not Allocated                         11,402,228
                                                       ------------

Total Assets                                           $694,412,954
                                                       ------------
                                                       ------------

--------------------------------------------------------------------
                    LIABILITIES & SURPLUS
Unallocated Reserves                                   $694,412,954
                                                       ------------
Total Liabilities                                       694,412,954

Surplus                                                           0
                                                       ------------



Total Liabilities & Surplus                            $694,412,954
                                                       ------------
                                                       ------------

                            SUMMARY OF OPERATIONS
-------------------------------------------------------------------
                                RECEIPTS
Deposits and Net Transfers                             $235,205,548
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                            52,245,900
Realized Capital Gain                                    37,880,132
                                                       ------------

Total Receipts                                         $325,331,580

--------------------------------------------------------------------
                       DISBURSEMENTS
Funds Withdrawn                                        $ 25,989,706
Benefit Payments                                         35,227,518
Investment Management, Mortality,
  and Administration Charges                              1,229,716
                                                       ------------

Total Disbursements                                      62,446,940
                                                       ------------
Increase in Reserves                                   $262,884,640
                                                       ------------
                                                       ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT
                                                       POOLED SEPARATE ACCOUNT-
                                                       STOCK INDEX 500

                                 BALANCE SHEET
--------------------------------------------------------------------
                                    ASSETS
Bonds                                                 $   14,497,583
Common Stock                                           1,624,456,650
Bank Deposits                                                141,991
Adjustment to Investments
  to Reflect Market Value                                857,942,125
Investment Income Due & Accrued                            3,328,388
Receivable From Principal Life
  Insurance Company General
  Account                                                 37,288,030
Remitted & Items not Allocated                                39,133
                                                      --------------
Total Assets                                          $2,537,693,900
                                                      --------------
                                                      --------------

--------------------------------------------------------------------
                                LIABILITIES
Unallocated Reserves                                  $2,515,246,770
Payable for Investments Purchased                         13,860,236
Payable to Principal Life
  Insurance Company                                           32,537
                                                      --------------

Total Liabilities                                      2,529,139,543

Surplus*                                                   8,554,357
                                                      --------------


Total Liabilities & Surplus                           $2,537,693,900
                                                      --------------
                                                      --------------
                            SUMMARY OF OPERATIONS
--------------------------------------------------------------------
                                  RECEIPTS
Deposits and Net Transfers                            $885,710,509
Gross Investment Income:
  Dividend Income                      32,425,484
  Interest Income                         309,980
  Investment Fee Income                     1,721
  Change in Investment Income
    Earned But Not Collected            1,081,517       33,818,702
                                       ----------
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                          474,962,837
Realized Capital Gain                                    5,050,713
                                                    --------------
Total Receipts                                      $1,399,542,761

--------------------------------------------------------------------
                               DISBURSEMENTS
Benefit Payments                                    $  105,261,020
Funds Withdrawn                                         87,911,938
Investment Management, Mortality,
  and Administration Charges                            10,544,278
Investment Expenses                                      1,514,622
                                                    --------------
Total Disbursements                                    205,231,858
                                                    --------------
Increase in Reserves                                 1,189,452,514
Contributed Surplus                                      4,858,389
                                                    --------------
                                                    $1,194,310,903
                                                    --------------
                                                    --------------


* This is Principal Life Insurance Company Surplus Funds used as seed money to the account; it is net of deposits +(-) income and disbursements.

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT
                                                       POOLED SEPARATE ACCOUNT-
                                                       U.S. STOCK

                              BALANCE SHEET
-----------------------------------------------------------------------
                                 ASSETS
Bonds                                                    $   34,243,673
Common Stock                                              6,654,171,221
Bank Deposits                                                    70,779
Adjustment to Investments
  to Reflect Market Value                                 1,570,842,203
Investment Income Due & Accrued                              11,572,062
Receivable for Investments Sold                              19,151,568
Receivable From Principal Life
  Insurance Company                                          64,500,535
Remitted & Items Not Allocated                                   41,739
                                                         --------------
Total Assets                                             $8,354,593,780
                                                         --------------
                                                         --------------
-----------------------------------------------------------------------
                       LIABILITIES & SURPLUS
Allocated Annuities Reserve                              $  110,035,187
Unallocated Reserves                                      8,244,558,593
                                                         --------------

Total Liabilities                                         8,354,593,780

Surplus                                                               0
                                                         --------------

Total Liabilities & Surplus                              $8,354,593,780
                                                         --------------
                                                         --------------


                             SUMMARY OF OPERATIONS
-----------------------------------------------------------------------
                                   RECEIPTS
Deposits and Net Transfers                            $  283,372,609
Gross Investment Income:
  Dividend Income                       158,921,804
  Interest Income                         2,934,183
  Investment Fee Income                       2,733
  Change in Investment Income
    Earned But Not Collected             (1,091,699)     160,767,021
Change in Net Unrealized               ------------
  Appreciation/Depreciation of
  Investments                                            461,789,406
Realized Capital Gain                                  1,144,485,540
                                                      --------------

Total Receipts                                        $2,050,414,576

-----------------------------------------------------------------------
                                  DISBURSEMENTS
Funds Withdrawn                                       $  341,452,981
Benefit Payments                                         397,991,627
Annuity Payments                                          10,868,434
Investment Management, Mortality,
  and Administration Charges                              46,807,431
Investment Expenses                                        6,160,567
                                                      --------------

Total Disbursements                                      803,281,040
                                                      --------------

Increase in Reserves                                  $1,247,133,536
                                                      --------------
                                                      --------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              MEDIUM COMPANY VALUE


                                 BALANCE SHEET
-----------------------------------------------------------------------
                                    ASSETS
Bonds                                                  $ 21,446,038
Common Stock                                            689,396,926
Bank Deposits                                                69,258
Adjustment to Investments
  to Reflect Market Value                               168,420,030
Investment Income Due and Accrued                           946,709
Receivable From Principal Life
  Insurance Company                                      12,336,672
Remitted & Items Not Allocated                              940,067
                                                       ------------
Total Assets                                           $893,555,700


-----------------------------------------------------------------------
                               LIABILITIES & SURPLUS
Unallocated Reserves                                   $888,740,833
Payable for Investments Purchased                         4,814,867
                                                       ------------
Total Liabilities                                       893,555,700

Surplus                                                           0
                                                       ------------


Total Liabilities & Surplus                            $893,555,700
                                                       ------------
                                                       ------------

                             SUMMARY OF OPERATIONS
-----------------------------------------------------------------------
                                   RECEIPTS
Deposits and Net Transfers                             $253,069,331
Gross Investment Income:
  Dividend Income                  22,836,524
  Interest Income                     789,995
  Change in Investment Income
    Earned But Not Collected         (436,688)           23,189,831
                                   ----------
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                           132,019,111
Realized Capital Gain                                    52,723,100
                                                       ------------

Total Receipts                                         $461,001,373

-----------------------------------------------------------------------
                                  DISBURSEMENTS
Funds Withdrawn                                        $ 26,597,541
Benefit Payments                                         33,718,076
Investment Management, Mortality,
  and Administration Charges                              4,893,032
Investment Expenses                                         534,664
                                                       ------------

Total Disbursements                                      65,743,313
                                                       ------------

Increase in Reserves                                   $395,258,060
                                                       ------------
                                                       ------------


Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              MEDIUM COMPANY BLEND

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                                  $ 74,235,683
Preferred Stock                                              55,108
Common Stock                                            644,621,090
Bank Deposits                                                69,840
Adjustment to Investments
  to Reflect Market Value                               200,109,622
Investment Income Due & Accrued                             912,222
Receivable From Principal Life
  Insurance Company                                      13,987,726
                                                       ------------

Total Assets                                           $933,991,291
                                                       ------------
                                                       ------------

-------------------------------------------------------------------
                            LIABILITIES & SURPLUS
Unallocated Reserves                                   $932,152,449
Payable for Investments Purchased                         1,838,842
                                                       ------------

Total Liabilities                                       933,991,291

Surplus                                                           0
                                                       ------------


Total Liabilities & Surplus                            $933,991,291
                                                       ------------
                                                       ------------


                              SUMMARY OF OPERATIONS
-------------------------------------------------------------------
                                    RECEIPTS
Deposits and Net Transfers                             $301,278,847
Gross Investment Income:
  Dividend Income                 8,991,605
  Interest Income                 3,228,991
  Change in Investment Income
    Earned But Not Collected         55,742              12,276,338
                                 ----------
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                            90,294,812
Realized Capital Gain                                    60,313,154
                                                       ------------

Total Receipts                                         $464,163,151

-------------------------------------------------------------------
                                  DISBURSEMENTS
Funds Withdrawn                                        $ 28,401,218
Benefit Payments                                         42,015,673
Investment Management, Mortality,
  and Administration Charges                              5,677,339
Investment Expenses                                         603,621
                                                       ------------

Total Disbursements                                      76,697,851
                                                       ------------

Increase in Reserves                                   $387,465,300
                                                       ------------
                                                       ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              SMALL COMPANY BLEND

                                 BALANCE SHEET
---------------------------------------------------------------------
                                    ASSETS
Bonds                                                 $   93,515,288
Common Stock                                           1,260,185,619
Bank Deposits                                                105,077
Adjustment to Investments
  to Reflect Market Value                                242,731,337
Investment Income Due & Accrued                              547,122
Receivable From Principal Life
  Insurance Company                                       29,954,570
                                                      --------------

Total Assets                                          $1,627,038,953
                                                      --------------
                                                      --------------

---------------------------------------------------------------------
                             LIABILITIES & SURPLUS
Unallocated Reserves                                  $1,627,038,872
Remitted & Items Not Allocated                                    81
                                                      --------------

Total Liabilities                                      1,627,038,953

Surplus                                                            0
                                                      --------------

Total Liabilities & Surplus                           $1,627,038,953
                                                      --------------
                                                      --------------


                            SUMMARY OF OPERATIONS
---------------------------------------------------------------------
                                  RECEIPTS
Deposits and Net Transfers                            $  489,895,774
Gross Investment Income:
  Dividend Income                 7,695,353
  Interest Income                 4,325,285
  Change in Investment Income
    Earned But Not Collected        226,008               12,246,646
                                  ---------
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                            125,504,344
Realized Capital Gain                                    109,931,043
                                                      --------------

Total Receipts                                        $  737,577,807
                                                      --------------

                                                      --------------
                                 DISBURSEMENTS
---------------------------------------------------------------------
Funds Withdrawn                                       $   50,390,528
Benefit Payments                                          71,958,339
Investment Management, Mortality,
  and Administration Charges                               9,829,990
Investment Expenses                                        1,056,317
                                                      --------------
Total Disbursements                                      133,235,174

                                                      --------------

Increase in Reserves                                  $  604,342,633
                                                      --------------
                                                      --------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              INTERNATIONAL STOCK

                                 BALANCE SHEET
--------------------------------------------------------------------
                                    ASSETS
Bonds                                                 $  149,977,548
Common Stock                                           1,942,232,873
Bank Deposits                                                336,520
Adjustment to Investments
  to Reflect Market Value                                443,869,110
Investment Income Due & Accrued                            5,198,087
Receivable for Investments Sold                            4,577,014
Foreign Tax Receivable                                     1,342,497
Receivable From Principal
  Life Insurance Company                                  22,069,242
Remitted & Items Not Allocated                                14,677
                                                      --------------

Total Assets                                          $2,569,617,568
                                                      --------------
                                                      --------------
--------------------------------------------------------------------
                            LIABILITIES & SURPLUS
Unallocated Reserves                                  $2,569,617,568
                                                      --------------

Total Liabilities                                      2,569,617,568

Surplus                                                            0
                                                      --------------


Total Liabilities & Surplus                           $2,569,617,568
                                                      --------------
                                                      --------------


                            SUMMARY OF OPERATIONS
--------------------------------------------------------------------
                                  RECEIPTS
Deposits and Net Transfers                            $  636,501,914
Gross Investment Income:
  Dividend Income                 59,710,407
  Interest Income                  9,844,276
  Interest Fee Income                     48
    Change in:
    Investment Income
      Earned But Not Collected     1,279,714
    Accrued Interest Receivable      (19,244)             70,815,201
                                  ----------
Change in Net Unrealized
  Appreciation/Depreciation of
  Investments                                             68,367,521
Realized Capital Gain                                    135,808,566
                                                      --------------

Total Receipts                                        $  911,493,202


--------------------------------------------------------------------
                                 DISBURSEMENTS
Benefit Payments                                      $  123,231,959
Funds Withdrawn                                           96,342,484
Investment Management, Mortality,
  and Administration Charges                              14,056,067
Investment Expenses                                        9,338,873
                                                      --------------

Total Disbursements                                      242,969,383
                                                      --------------

Increase in Reserves                                  $  668,523,819
                                                      --------------
                                                      --------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

[LOGO]                      12/31/1997 FUND STATEMENT

    FINANCIAL                                          POOLED SEPARATE ACCOUNT-
    GROUP                                              REAL ESTATE

                                 BALANCE SHEET
-------------------------------------------------------------------
                                    ASSETS
Bonds                                                 $ 55,404,831
Common Stock                                            39,814,922
Real Estate                                            528,159,878
Bank Deposits                                              506,107
Notes Receivable                                           240,743
Adjustment to Investments
  to Reflect Market Value                               (3,430,761)
Investment Income Due & Accrued                          3,197,026
Prepaid Expenses & Taxes                                   239,457
Receivable From Principal Life
  Insurance Company                                      7,808,908
                                                      ------------

Total Assets                                          $631,941,111
                                                      ------------
                                                      ------------

-------------------------------------------------------------------
                              LIABILITIES & SURPLUS
Unallocated Reserves                                  $614,288,816
Expenses & Taxes Due & Accrued                           7,193,058
Unearned Investment Income                                 103,044
Remitted & Items Not Allocated                             600,541
Payable for Investments Purchased                        6,773,161
Security Deposits Retained by
  Principal Life Insurance Company                       2,982,491
                                                      ------------

Total Liabilities                                      631,941,111

Surplus                                                          0
                                                      ------------

Total Liabilities & Surplus                           $631,941,111
                                                      ------------
                                                      ------------


                             SUMMARY OF OPERATIONS
-------------------------------------------------------------------
                                    RECEIPTS
Deposits and Net Transfers                            $230,352,377
Gross Investment Income:
  Dividend Income                    437,508
  Interest Income                  5,906,021
  Rental Income                   48,946,072
  Change in:
    Investment Income
      Earned But Not Collected     1,508,727
    Unearned Investment
      Income                         103,044            56,901,372
                                  ----------
  Change in Net Unrealized
    Appreciation/Depreciation of
    Investments                                         26,355,915
  Realized Capital Loss                                 (1,853,278)
                                                      ------------

Total Receipts                                        $311,756,386

-------------------------------------------------------------------
                                 DISBURSEMENTS

Funds Withdrawn                                       $ 16,134,303
Benefit Payments                                        16,537,084
Investment Management, Mortality,
  and Administration Charges                             2,680,483
Investment Expenses                                     23,785,153
                                                      ------------

Total Disbursements                                     59,137,023
                                                      ------------



Increase in Reserves                                  $252,619,363
                                                      ------------
                                                      ------------

Principal Life Insurance Company, Des Moines, Iowa 50392-0001

        SCHEDULE A                                                                                               OMB NO. 1210-0016
        (FORM 5500)                                        INSURANCE INFORMATION                               ---------------------
Department of the Treasury
 Internal Revenue Service                                                                                               1997
      --------------
    Department of Labor               This schedule is required to be filed under section 104 of the           ---------------------
Pension and Welfare Benefits                  Employee Retirement Income Security Act of 1974.                      THIS FORM IS
      Administration                           FILE AS AN ATTACHMENT TO FORM 5500 OR 5500-C/R.                     OPEN TO PUBLIC
      --------------                   Insurance companies are required to provide this information                 INSPECTION
Pension Benefit Guaranty Corporation                  As per ERISA section 103(a)(2).
------------------------------------------------------------------------------------------------------------------------------------
For calendar year 1997 or fiscal plan year beginning                           March 1, 1997, and ending       February 28, 1998
------------------------------------------------------------------------------------------------------------------------------------
  PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE.
                                                                                  ENTER MASTER TRUST OR 103-13 IE NAME IN PLACE
  PART II MUST BE COMPLETED FOR ALL INSURED PENSION LOANS.                        OF "SPONSOR" AND SPECIFY INVESTMENT ACCOUNT OR
                                                                                  103-12 IE IN PLACE OF "PLAN" IF FILING WITH DOL
  PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.                       FOR A MASTER TRUST OR 103-12 IE.
------------------------------------------------------------------------------------------------------------------------------------
Named of plan sponsor as shown on line 1a of Form 5500 or 5500-C/R                             EMPLOYER IDENTIFICATION NUMBER
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                                           84  0910696
------------------------------------------------------------------------------------------------------------------------------------
Name of plan            ROCKY MOUNTAIN CHOCOLATE                                                     Three-digit
                        FACTORY, INC. 401(K) PLAN                                                    plan number         0 0 1
------------------------------------------------------------------------------------------------------------------------------------
PART I       SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
             Group all contracts in the same manner as in Parts II and III.
------------------------------------------------------------------------------------------------------------------------------------
1   Check appropriate box:  a / / Welfare plan              b /X/ Pension plan            c / / Combination pension and welfare plan
------------------------------------------------------------------------------------------------------------------------------------
2   Coverage:                                                 (b) Contract       (c) Approximate number      Policy or contract year
                (a) Name of insurance carrier                 or identification  of persons covered at end   -----------------------
                                                                  number         of policy or contract year  (d) From    (e) To
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL LIFE INSURANCE COMPANY                          4-12731                                   112      03/01/97    02/28/98
------------------------------------------------------------------------------------------------------------------------------------
3   Insurance fees and commissions paid to agents and brokers:                                                (d) Fees paid
    (a) Contract or         (b) Name and address of the agents or brokers to   (c) Amount of       ---------------------------------
    identification number           whom commissions or fees were paid         commissions paid    Amount               Purpose
------------------------------------------------------------------------------------------------------------------------------------
    4-12731                 JOHNSON & HIGGINS OF COLORA                                   2,346
                            1225 17TH ST STE 2100                                                      48     - PRORATED INCENTIVE
                            DENVER CO  80202-5534                                                               AMOUNT NOT CHARGED
                                                                                                                TO YOUR PLAN

    4-12731                 J & H MARSH & MCLENNAN INC                                      413
                            1255 17TH ST STE 2100
                            DENVER CO  80202-1501

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                 2,759        48
------------------------------------------------------------------------------------------------------------------------------------
4   Premiums due and unpaid at end of the plan year    $              : Contract or identification number     4-12731
------------------------------------------------------------------------------------------------------------------------------------
PART II      INSURED PENSION PLANS  Provide information for each contract on a separate Part II.  Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
------------------------------------------------------------------------------------------------------------------------------------
    Contract or identification number   4-12731
------------------------------------------------------------------------------------------------------------------------------------
5   Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):

    a  State the basis of premium rates
                                          -----------------------------------------------------------------------------------------

    b  Total premiums paid to carrier     .....................................................................        0
                                                                                                                      --------------
    c  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of the contract or policy, other than reported in 3 above, enter amount  ..................
       Specify nature of costs                                                                                        --------------
------------------------------------------------------------------------------------------------------------------------------------

6   Contracts with unallocated funds, (for example, deposit administration or immediate participation guarantee contracts).  Do not include portions of these contracts maintained in separate accounts:

    a  Balance at the end of the previous policy year  ........................................................        37,914
                                                                                                                      --------------
    b  Additions: (i) Contributions deposited during year  .................................       19,423
                                                                                              -----------------
       (ii)  Dividends and credits  ........................................................            0
                                                                                              -----------------
       (iii) Interest credited during the year  ............................................        2,793
                                                                                              -----------------
       (iv)  Transferred from separate account  ............................................            0
                                                                                              -----------------
       (v)   Other (specify)        Mkt Value Change                                                   87
                               -------------------------------------------------------------  -----------------

       (vi)  Total additions  .................................................................................        22,303
                                                                                                                      --------------
    c  Total or balance and additions (add a and b (vi))  .....................................................        60,217
                                                                                                                      --------------
    d  Deductions:

       (i)   Disbursed from fund to pay benefits or purchase annuities during year  ........        4,220
                                                                                              -----------------
       (ii)  Administration charge made by carrier  ........................................            3
                                                                                              -----------------
       (iii) Transferred to separate account  ..............................................        1,287
                                                                                              -----------------
       (iv)  Other (specify)  ..............................................................            0
                                                                                              -----------------
       (v)   Total deductions  ................................................................................         5,510
                                                                                                                      --------------
    e  Balance at end of the current policy year (subtract d(v) from c)  ......................................        54,707
                                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
7   Separate accounts:  Current value of plan's interest in separate accounts at year end  ....................       318,656
------------------------------------------------------------------------------------------------------------------------------------

Schedule A (Form 5500) 1997                                                                                                   Page 2
------------------------------------------------------------------------------------------------------------------------------------
PART III     INSURED WELFARE PLANS

             PROVIDE INFORMATION FOR EACH CONTRACT ON A SEPARATE PART III.  IF MORE THAN ONE CONTRACT COVERS THE SAME GROUP OF
             EMPLOYEES OF THE SAME EMPLOYER(S) OR MEMBERS OF THE SAME EMPLOYEE ORGANIZATIONS(S), THE INFORMATION MAY BE COMBINED FOR
             REPORTING PURPOSES IF SUCH CONTRACTS ARE EXPERIENCE-RATED AS A UNIT.  WHERE INDIVIDUAL CONTRACTS ARE PROVIDED, THE
             ENTIRE GROUP OF SUCH INDIVIDUAL CONTRACTS WITH EACH CARRIER MAY BE TREATED AS A UNIT FOR PURPOSES OF THIS REPORT.
------------------------------------------------------------------------------------------------------------------------------------
8   (a) Contract or                   (b) Type of                      (c) List gross premium                (d) Premium rate or
    identification number                benefit                          for each contract                    subscription charge
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
9   Experience-rated contracts: a Premiums:  (i) Amount received  ...........................
                                                                                              -----------------
       (ii)   Increase (decrease) in amount due but unpaid  .................................
                                                                                              -----------------
       (iii)  Increase (decrease) in unearned premium reserve  ..............................
                                                                                              -----------------
       (iv)   Premiums earned, add (i) and (ii), and subtract (iii)  ..........................................
                                                                                                                      --------------
     b  Benefit charges: (i) Claims paid  ...................................................
                                                                                              -----------------
       (ii)   Increase (decrease) in claim reserves  ........................................
                                                                                              -----------------
       (iii)  Incurred claims (add (i) and (ii))  .............................................................
                                                                                                                      --------------
       (iv)   Claims charged  .................................................................................
                                                                                                                      --------------
     c  Remainder of premium: (i) Retention charges (on an accrual basis)--
              (A) Commissions  ..............................................................
                                                                                              -----------------
              (B) Administrative service or other fees  .....................................
                                                                                              -----------------
              (C) Other specific acquisition costs  .........................................
                                                                                              -----------------
              (D) Other expenses  ...........................................................
                                                                                              -----------------
              (E) Taxes  ....................................................................
                                                                                              -----------------
              (F) Charges for risks or contingencies  .......................................
                                                                                              -----------------
              (G) Other retention charges  ..................................................
                                                                                              -----------------
              (H) Total retention  ..........................................................
                                                                                              -----------------
       (ii)   Dividends or retroactive rate refunds.  (These amounts were / / paid in cash, or / / credited.)..
                                                                                                                      --------------
     d  Status of policyholder reserves at end of year: (i) Amount held to provide benefits after retirement...
                                                                                                                      --------------
       (ii)   Claim reserves  .................................................................................
                                                                                                                      --------------
       (iii)  Other reserves  .................................................................................
                                                                                                                      --------------
     e  Dividends or retroactive rate refunds due.  (Do not include amount entered in c (ii).)   ...............
------------------------------------------------------------------------------------------------------------------------------------
10  Nonexperience-rated contracts: a Total premiums or subscription charges paid to carrier  ..................
                                                                                                                      --------------
     b  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of the contract or policy, other than reported in 3 above, report amount  .....
                                                                                                                      --------------
        Specify nature of costs  ---------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

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                  IF MORE SPACE IS REQUIRED FOR ANY ITEM, ATTACH ADDITIONAL SHEETS THE SAME SIZE AS THIS FORM.
------------------------------------------------------------------------------------------------------------------------------------


GENERAL INSTRUCTIONS

This schedule must be attached to Form 5500 or 5500-C/R for every defined benefit, defined contribution, and welfare benefit plan where any benefits under the plan are provided by an insurance company, insurance service, or other similar organization.

SPECIFIC INSTRUCTIONS

Information entered on Scheduled A (Form 5500) should pertain to the insurance contract or policy year ending with or within the loan year (for reporting purposes, a year cannot exceed 12 months). For example, if an insurance contract year begins on July 1 and ends on June 30, and the plan year begins on January 1 and ends on December 31, the Schedule A information attached to the 1997 Form 5500 should be for the insurance contract year ending on June 30, 1997.

EXCEPTION: If the insurance company maintains record on the basis of a plan year rather than a policy or contract year, the information entered on Schedule A (Form 5500) may pertain to the plan year instead of the policy or contract year.

     Include only the contracts issued to the plan for which this return/report is being filed.

PLANS PARTICIPATING IN MASTER TRUST(S) AND 103-12 IES.-- SEE INVESTMENT ARRANGEMENTS FILING DIRECTLY WITH DOL on page 4 of the instructions for Form 5500 or 5500-C/R.

LINE 2(c).-- Since the plan coverage may fluctuate during the year, the administrator should estimate the number of persons that wee covered by the plan at the end of the policy or contract year.

     Where contracts covering individual employees are grouped, entries should be determined as of the end of the plan year.

LINES 2(d) AND (e).-- Enter the beginning and ending dates of the policy year for each contract listed under column (b). Enter "N/A" in column (d) if separate contracts covering individual employees are grouped.

LINE 3.-- Report all sales commissions in column (c) regardless of the identity of the recipient. Do not report override commissions, salaries, bonuses, etc., paid to a general agent or manager for managing an agency, or for performing other administrative functions.

     Fees to be reported in column (d) represent payments by insurance carriers to agents and brokers for items other than commissions (e.g., service fees, consulting fees, and finders fees).

NOTE: FOR PURPOSES OF THIS ITEM, COMMISSIONS AND FEES INCLUDE AMOUNTS PAID BY AN INSURANCE COMPANY ON THE BASIS OF THE AGGREGATE VALUE (E.G, POLICY AMOUNTS, PREMIUMS) OF CONTRACTS OR POLICIES (OR CLASSES THEREOF) PLACED OR RETAINED. THE AMOUNT (OR PRO RATA SHARE OF THE TOTAL) OF SUCH COMMISSIONS OR FEES ATTRIBUTABLE TO THE CONTRACT OR POLICY PLACED WITH OR RETAINED BY THE PLAN MUST BE REPORTED IN COLUMN (c) OR (d), AS APPROPRIATE.

     Fees paid by insurance carriers to persons other than agents and brokers should be reported in Parts II and III on Schedule A (Form 5500) as acquisition costs, administrative charges, etc., as appropriate. For plans with 100 or more participants, fees paid by employee benefit plans to agents, brokers, and other persons are to be reported on Schedule C (Form 5500).

LINE 5a.-- The rate information called for here may be furnished by attaching the appropriate schedules of current rates filed with the appropriate state insurance departments or by providing a statement regarding the basis of the rates.

LINE 6.-- Show deposit fund amounts rather than experience credit records when both are maintained.

LINE 8(d).-- The rate information called for here may be furnished by attaching the appropriate schedules of current rates or a statement as to the basis of the rates.

--------------------------------------------------------------------------------

                       CERTIFIED SCHEDULE A INFORMATION






Principal Life Insurance Company hereby certifies that the information on the Schedule(s) A and supplements is complete and accurate to the best of our knowledge.



/s/ Janet Hester
-------------------------------------------------
Signature


   8-27-98
-------------------------------------------------
Date






                                                                         [LOGO]

--------------------------------------------------------------------------------

                SCHEDULE C                              SERVICE PROVIDER AND TRUSTEE INFORMATION                  OMB NO. 1210-0016
                (FORM 5500)                  THIS SCHEDULE IS REQUIRED TO BE FILED UNDER SECTION 104 OF THE    ---------------------
         Department of the Treasury                 EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.
          Internal Revenue Service                         File as an attachment to Form 5500.                          1997
              ---------------                 Additional Schedules C (Form 5500) may be used, if needed, to
            Department of Labor                provide additional information for Parts I, II, and/or III.     ---------------------
Pension and Welfare Benefits Administration                                                                         THIS FORM IS
              ---------------                                                                                      OPEN TO PUBLIC
    Pension Benefit Guaranty Corporation                                                                             INSPECTION
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For the calendar year 1997 or fiscal plan year beginning                March  1, 1997, and ending   February  28, 1998
------------------------------------------------------------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500                                                 EMPLOYER IDENTIFICATION NUMBER
             ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                                       84   0910696
------------------------------------------------------------------------------------------------------------------------------------
Name of plan ROCKY MOUNTAIN CHOCOLATE                                                                   Three-digit
             FACTORY, INC. 401(K) PLAN                                                                  plan number         0 0 1
------------------------------------------------------------------------------------------------------------------------------------
PART I       SERVICE PROVIDER INFORMATION (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------
   1  Enter the total dollar amount of compensation paid by the plan to all persons receiving less than
      $5,000 during the plan year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1                   $3
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   2                                                        (d) Relationship to
                              (b) Employer   (c) Official    employer, employee   (e) Gross salary     (f) Fees and      (g) Nature
            (a) Name         identification      plan         organization, or      or allowances    commissions paid    of service
                               number (see     position      person known to be     paid by plan         by plan         code (see
                              instructions)                  a party-in-interest                                       instructions)
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 (1)                                           Contract
                                             administrator                                                                  12
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 (2)
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 (3)
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 (4)
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 (5)
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 (6)
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 (7)
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 (8)
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 (9)
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(10)
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(11)
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(12)
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(13)
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(14)
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(15)
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(16)
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(17)
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(18)
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(19)
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(20)
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(21)
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(22)
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(23)
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(24)
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(25)
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(26)
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(27)
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(28)
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(29)
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(30)
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(31)
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(32)
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(33)
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(34)
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(35)
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(36)
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(37)
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(38)
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(39)
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(40)
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FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500.              Cat. No. 13515E     SCHEDULE C (FORM 5500) 1997

Schedule C (Form 5500) 1997                                                                                                   Page 2
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PART II      TRUSTEE INFORMATION    Enter the name and address of all trustees who served during the plan year. If more space is required to supply this information, attach additional Schedules C (Form 5500).
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Name     BANKERS TRUST                                               Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address  DES MOINES, IA                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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Name                                                                 Name
     ------------------------------------------------------------         ----------------------------------------------------------
Address                                                              Address
     ------------------------------------------------------------            -------------------------------------------------------
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PART III     TERMINATION INFORMATION (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------
 (a) Name                       (b) EIN           (c) Position                 (d) Address                      (e) Telephone No.


------------------------------------------------------------------------------------------------------------------------------------
 (1) Explanation:
                  ------------------------------------------------------------------------------------------------------------------

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 (a) Name                       (b) EIN           (c) Position                 (d) Address                      (e) Telephone No.


------------------------------------------------------------------------------------------------------------------------------------
 (2) Explanation:
                  ------------------------------------------------------------------------------------------------------------------

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 (a) Name                       (b) EIN           (c) Position                 (d) Address                      (e) Telephone No.


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 (3) Explanation:
                  ------------------------------------------------------------------------------------------------------------------

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

Schedule C (Form 5500) 1997                                              Page 3
-------------------------------------------------------------------------------

PART I--SERVICE PROVIDER INFORMATION

GENERAL INSTRUCTIONS

Item 1 of Part I must be completed by all Form 5500 filers required to complete item 2.

    Item 2 of Part I must be completed to report all persons receiving, directly or indirectly, $5,000 or more in compensation for all services rendered to the plan during the plan year except:

    1. Employees of the plan whose only compensation in relation to the plan was less than $1,000 for each month of employment during the pan year,

    2. Employees of the plan sponsor who did not receive direct or indirect compensation from the plan,

    3. Employees of a business entity (e.g., corporation, partnership, ect.), other than the plan sponsor, who provided services to the plan, or

    4. Persons whose only compensation in relation to the plan consists of insurance fees and commissions listed in Schedule A (Form 5500).

    Generally, indirect compensation would not include compensation that would have been received had the service not been rendered and that cannot be reasonably allocated to the services performed. Indirect compensation includes, among other things, the payment of "finders' fees" or other fees and commissions by a service provider to an independent agent or employee for a transaction or service involving the plan.

NOTE: THE COMPENSATION LISTED SHOULD ONLY REFLECT THE AMOUNT OF COMPENSATION RECEIVED BY THE SERVICE PROVIDER FROM THE PLAN FILING THE SCHEDULE C (FORM
5500), NOT THE AGGREGATE AMOUNT RECEIVED BY THE SERVICE PROVIDER FOR PROVIDING SERVICES TO SEVERAL PLANS.

SPECIFIC INSTRUCTIONS

ITEM 1

Enter the total dollar amount of compensation received by all persons who provided services to the plan who are not listed in item 2 (except for those persons described in 2, 3, or 4 in the General Instructions).

EXAMPLE: A plan had four service providers, A, B, C, and D, who received $12,000, $6,000, $4,500 and $430, respectively, from the plan. Service providers A and B must be identified on separate lines in item 2 by name, EIN, official plan position, ect. As service providers C and D each received less than $5,000, the amounts they received must be combined and $4,930 entered in item 1.

ITEM 2

    On line (1), include any individual, trade or business, (whether incorporated or unincorporated) responsible for managing the clerical operations (e.g., handling membership rosters, claims payments, maintaining books and records) of the plan on a contractual basis, that is required to be reported in item 2, except for salaried staff or employees of the plan or banks or insurance carriers.

    On the remaining lines ((2) through (40)) and additional Schedules C (Form 5500) if needed, list all other persons required to be reported in item 2 who provided services to the plan in the order of compensation received, starting with the most highly compensated and ending with the lowest compensated.

COLUMN (b).--An EIN must be entered in column (b). If an individual is listed in column (a), the EIN to be entered in column (b) should be the EIN of the individual's employer.

COLUMN (c).--For example, employee, trustee, accountant, attorney, etc.

COLUMN (d).--For example, employee, vice-president, union president, etc.

COLUMNS (e) AND (f).--Include the plan's share of amounts of compensation for services paid during the year to a master trust or 103-12 IE trustee, and to persons providing services to the master trust or 103-12 IE, if such compensation is not subtracted from the gross income of the master trust or 103-12 IE in determining the net investment gain (or loss). Amounts of compensation subtracted from gross income in determining the net investment gain (or loss) of the master trust or 103-12 IE must be included as part of the report of the master trust or 103-12 IE filed with DOL.

    Include brokerage commissions or fees only if the broker is grated some discretion (see 29 CFR 2510.3-21, paragraph (d), regarding "discretion"). Include all other commissions and fees on investments, whether or not they are capitalized as investment costs.

COLUMN (g).--From the list below, select the code that best describes the nature of services provided to the plan, and enter the number. If more than one service was provided, enter only the code of the primary service.


CODE    SERVICE
 10     Accounting (including auditing)

 11     Actuarial

 12     Contract administrator

 13     Administration

 14     Brokerage (real estate)

 15     Brokerage (stocks, bonds, commodities)

 16     Computing, tabulating, ADP, ect.

 17     Consulting (general)

 18     Custodial (securities)

 19     Insurance agents and brokers

 20     Investment advisory

 21     Investment management

 22     Legal

 23     Printing and duplicating

 24     Recordkeeping

 25     Trustee (individual)

 26     Trustee (corporate)

 27     Pension insurance adviser

 28     Valuation services (appraisals, asset valuations, ect.)

 29     Investment evaluations

 30     Medical

 31     Legal services to participants

 99     Other (specify)

NOTE: DO NOT LIST PBGC OR IRS AS A SERVICE PROVIDER ON PART I OF SCHEDULE C (FORM 5500).

PART III--TERMINATION INFORMATION

Explain the reason for the change in appointment and provide the name, EIN position, address, and telephone number of the persons(s) listed in item 25d of Form 5500 whose appointment has been terminated. List them in the order of the boxes that are checked in item 25d, (i.e., accountants first, enrolled actuaries next, ect.). Include in this explanation a description of any disagreement for which item 25e of the Form 5500 is marked "Yes," even if the disagreement was resolved prior to the termination. If an individual is listed, the EIN to be entered should be the EIN of the individual's employer.

    Use additional Schedules C (Form 5500), if needed, to list additional persons.

               SCHEDULE G                                           FINANCIAL SCHEDULES                         OMB NO. 1210-0016
               (FORM 5500)                                                                                      ------------------
                                                This schedule may be filed as an attachment to the Annual               1997
       Department of the Treasury             Return/Report Form 5500 under Section 104 of the Employee        ------------------
        Internal Revenue Service              Retirement Income Security Act of 1974, referred to as ERISA.
                                                                                                                  THIS FORM IS
               -----------                          SEE THE INSTRUCTIONS FOR ITEM 27 OF THE FORM 5500.           OPEN TO PUBLIC
                                                                                                                    INSPECTION
           Department of Labor                                      ATTACH TO FORM 5500.
Pension and Welfare Benefits Administration
----------------------------------------------------------------------------------------------------------------------------------
For calendar plan year 1997 or fiscal plan year beginning               March 1, 1997,  and ending      February 28, 1998
----------------------------------------------------------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500                                                EMPLOYER IDENTIFICATION NUMBER

                ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                               84    0910696
----------------------------------------------------------------------------------------------------------------------------------
Name of plan    ROCKY MOUNTAIN CHOCOLATE                                                            Three-digit
                FACTORY, INC. 401(K) PLAN                                                           plan number   0 0 1
----------------------------------------------------------------------------------------------------------------------------------
PART I SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES--SEE FORM 5500, ITEM 27a.
----------------------------------------------------------------------------------------------------------------------------------
                                                            (c)
  (a)                (b)                     DESCRIPTION OF INVESTMENT INCLUDING            (d)                      (e)
          IDENTITY OF ISSUE, BORROWER,        MATURITY DATE, RATE OF INTEREST,              COST                 CURRENT VALUE
            LESSOR, OR SIMILAR PARTY         COLLATERAL, PAR OR MATURITY VALUE
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FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500.       Cat. No. 14739A         SCHEDULE G (FORM 5500) 1997

Schedule G (Form 5500) 1997                                                                                                   Page 2
------------------------------------------------------------------------------------------------------------------------------------

Part II      SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES THAT WERE BOTH ACQUIRED AND DISPOSED OF WITHIN THE PLAN YEAR--SEE
             FORM 5500, ITEM 27a.

------------------------------------------------------------------------------------------------------------------------------------
            (a)                                      (b)
IDENTITY OF ISSUE, BORROWER,  DESCRIPTION OF INVESTMENT INCLUDING MATURITY DATE,           (c)                     (d)
LESSOR, OR SIMILAR PARTY      RATE OF INTEREST, COLLATERAL, PAR OR MATURITY VALUE  COSTS OF ACQUISITIONS  PROCEEDS OF DISPOSITIONS

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Part III     SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS--SEE FORM 5500, ITEM 27b

------------------------------------------------------------------------------------------------------------------------------------
                                       AMOUNT RECEIVED                                  (g)
             (b)            (c)     DURING REPORTING YEAR     (f)       DETAILED DESCRIPTION OF LOAN INCLUDING     AMOUNT OVERDUE
(a)     IDENTITY AND      ORIGINAL  ---------------------    UNPAID     DATES OF MAKING AND MATURITY, INTEREST   -------------------
     ADDRESS OF OBLIGOR  AMOUNT OF                         BALANCE AT   RATE, THE TYPE AND VALUE OF COLLATERAL,
                            LOAN       (d)         (e)     END OF YEAR  ANY RENEGOTIATION OF THE LOAN AND THE       (h)       (i)
                                    PRINCIPAL    INTEREST               TERMS OF THE RENEGOTIATION AND OTHER     PRINCIPAL  INTEREST
                                                                        MATERIAL ITEMS
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

Schedule G (Form 5500) 1997                                                                                                   Page 3
------------------------------------------------------------------------------------------------------------------------------------

PART IV      SCHEDULE OF LEASES IN DEFAULT OR CLASSIFIED AS UNCOLLECTIBLE--SEE FORM 5500, 27c

------------------------------------------------------------------------------------------------------------------------------------
                                                  (d)
                                               TERMS AND
                                         DESCRIPTION (TYPE OF
                            (c)           PROPERTY, LOCATION                (f)          (g)             (h)
        (b)        RELATIONSHIP TO PLAN,   AND DATE IT WAS       (e)      CURRENT    GROSS RENTAL     EXPENSES      (i)       (j)
(a)  IDENTITY OF    EMPLOYER, EMPLOYEE,    PURCHASED, TERMS    ORIGINAL   VALUE AT     RECEIPTS      PAID DURING    NET    AMOUNT IN
    LESSOR/LESSEE   ORGANIZATION, OR        REGARDING RENT,      COST     TIME OF     DURING THE      THE PLAN    RECEIPTS  ARREARS
                        OTHER              TAXES, INSURANCE,               LEASE      PLAN YEAR          YEAR
                    PARTY-IN-INTEREST     REPAIRS, EXPENSES,
                                         RENEWAL OPTIONS, DATE
                                          PROPERTY WAS LEASED)
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PART V       SCHEDULE OF REPORTABLE TRANSACTIONS--SEE FORM 5500, LINE 27d.

------------------------------------------------------------------------------------------------------------------------------------
                              (b)                                                  (f)                      (h)
      (a)            DESCRIPTION OF ASSET         (c)        (d)        (e)      EXPENSE        (g)     CURRENT VALUE      (i)
  IDENTITY OF     (INCLUDE INTEREST RATE AND    PURCHASE   SELLING     LEASE    INCURRED     COST OF     OF ASSET ON    NET GAIN
PARTY INVOLVED     MATURITY IN CASE OF A LOAN)    PRICE     PRICE      RENTAL     WITH        ASSET      TRANSACTION    OR (LOSS)
                                                                               TRANSACTION                  DATE
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

Schedule G (Form 5500) 1997                                                                                                  Page 4
-----------------------------------------------------------------------------------------------------------------------------------

PART VI      SCHEDULE OF NONEXEMPT TRANSACTIONS--SEE FORM 5500, ITEM 27e
If a nonexempt prohibited transaction occurred with respect to a disqualified person, file Form 5330 with the IRS to pay the excise tax on the transaction.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (g)
                  (b)                 (c)                                           EXPENSES
   (a)       RELATIONSHIP TO     DESCRIPTION OF                                   INCURRED IN                (i)         (j)
IDENTITY OF   PLAN, EMPLOYER      TRANSACTIONS          (d)       (e)      (f)     CONNECTION       (h)    CURRENT    NET GAIN OR
  PARTY         OR OTHER        INCLUDING MATURITY   PURCHASE   SELLING   LEASE       WITH        COST OF  VALUE OF   (LOSS) ON
INVOLVED    PARTY-IN-INTEREST     DATE, RATE OF       PRICE      PRICE    RENTAL   TRANSACTION     ASSET    ASSET        EACH
                               INTEREST, COLLATERAL,                                                                 TRANSACTION
                              PAR OR MATURITY VALUE
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PART VII     SCHEDULE OF NONEXEMPT TRANSACTIONS--SEE FORM 5500, ITEM 27f.
If a nonexempt prohibited transaction occurred with respect to a disqualified person, file Form 5330 with the IRS to pay the excise tax on the transaction.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (g)
                  (b)                 (c)                                           EXPENSES
   (a)       RELATIONSHIP TO     DESCRIPTION OF                                   INCURRED IN                (i)         (j)
IDENTITY OF   PLAN, EMPLOYER      TRANSACTIONS          (d)       (e)      (f)     CONNECTION       (h)    CURRENT    NET GAIN OR
  PARTY         OR OTHER        INCLUDING MATURITY   PURCHASE   SELLING   LEASE       WITH        COST OF  VALUE OF   (LOSS) ON
INVOLVED    PARTY-IN-INTEREST     DATE, RATE OF       PRICE      PRICE    RENTAL   TRANSACTION     ASSET    ASSET        EACH
                                INTEREST, COLLATERAL                                                                  TRANSACTION
                              PAR OR MATURITY VALUE
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


SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES--SEE FORM 5500 ITEM 27a


ROCKY MOUNTAIN CHOCOLATE
FACTORY, INC.  401(K) PLAN
EIN 84  0910696
PLAN NUMBER 001
PLAN YEAR 03/01/1997 TO 02/28/1998



-----------------------------------------------------------------------------------------------------------------------------------
(A)                (B)                                    (C)                                   (D)                       (E)
            IDENTITY OF ISSUER,           DESCRIPTION OF INVESTMENT INCLUDING                  COST                  CURRENT VALUE
           BORROWER, LESSOR OR          MATURITY DATE, RATE OF INTEREST, COLLATERAL,
              SIMILAR PARTY.                    PAR OR MATURITY DATE.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Principal Life Insurance Company       Guarantee Interest                            $    54,707.12              $  54,707.12
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Money Market                                  $    19,565.05              $  21,325.66
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Government Securities                         $    11,937.44              $  13,460.60
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Bond and Mortgage                             $       362.02              $     375.81
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Bond Emphasis Balance                         $    19,603.78              $  24,732.49
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Stock Emphasis Balanced                       $    33,177.88              $  45,677.02
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Stock Index 500                               $    49,101.01              $  71,043.17
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       U.S. Stock                                    $    23,648.03              $  26,940.50
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Medium Company Value                          $     5,038.13              $   6,011.14
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Medium Company Blend                          $    13,364.11              $  15,266.98
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Small Company Blend                           $    60,673.05              $  84,721.75
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       International Stock                           $     6,112.12              $   6,686.30
-----------------------------------------------------------------------------------------------------------------------------------
                                           Pooled Separate Account
 *  Principal Life Insurance Company       Real Estate                                   $     2,290.89              $   2,414.11
-----------------------------------------------------------------------------------------------------------------------------------
                                           RMCF STOCK
 *  ROCKY MOUNTAIN CHOCOLATE FACTORY       Employer Securities, Common                   $   206,592.19              $ 118,302.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF REPORTABLE TRANSACTIONS--SEE FORM 5500 LINE 27d*

ROCKY MOUNTAIN CHOCOLATE
FACTORY, INC. 401(K) PLAN
EIN 84 0910696
PLAN NUMBER 001
PLAN YEAR 03/01/1997 TO 02/28/1998
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   DESCRIPTION OF ASSET           (A)            (B)                   (C)                     (D)                  (E)
                              TOTAL NUMBER   TOTAL NUMBER   TOTAL VALUE OF PURCHASES   TOTAL VALUE OF SALES   NET GAIN/(LOSS)
                              OF PURCHASES     OF SALES
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
Guaranteed Interest                    26                                 $19,435.19                              $     0.00
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Guaranteed Interest                                    10                                        $ 5,521.59       $     0.00
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Pooled Separate Account
Stock Emphasis Balanced                27                                 $11,109.58                              $     0.00
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Pooled Separate Account
Stock Emphasis Balanced                                10                                        $10,144.81       $ 2,359.44
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Pooled Separate Account
Stock Index 500                        30                                 $27,668.59                              $     0.00
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Pooled Separate Account
Stock Index 500                                         7                                        $ 3,582.80       $ 1,097.73
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Pooled Separate Account
U.S. Stock                             27                                 $20,607.83                              $     0.00
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Pooled Separate Account
U.S. Stock                                              2                                        $    18.00       $     1.32
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Pooled Separate Account
Small Company Blend                    28                                 $23,846.24                              $     0.00
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Pooled Separate Account
Small Company Blend                                     9                                        $ 5,690.43       $ 1,413.95
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RMCF STOCK
Employer Securities, Common            25                                 $52,435.85                              $     0.00
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RMCF STOCK
Employer Securities, Common                            11                                        $ 2,136.99       $2,397.43-
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
* Schedule is prepared using the alternative way of reporting (iii) series transactions under DOL Regulation 2520.103-6(d)(2).

SCHEDULE P                                                ANNUAL RETURN OF FIDUCIARY                            OMB No. 1210-0016
(FORM 5500)                                               OF EMPLOYEE BENEFIT TRUST                            --------------------
Department of the Treasury                  FILE AS AN ATTACHMENT TO FORM 5500, 5500-C/R, OR 5500-EZ.                 1997
Internal Revenue Service                FOR THE PAPERWORK REDUCTION NOTICE, SEE THE FORM 5500 INSTRUCTIONS.    --------------------
                                                                                                               This Form is Open to
                                                                                                                 Public Inspection
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For trust calendar year 1997
or fiscal year beginning                                   March 1, 1997, and ending                             February 28, 1998.
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                                                             PLEASE TYPE OR PRINT
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  1a Name of trustee or custodian

  TRUSTEE OF ROCKY MOUNTAIN
  CHOCOLATE FACTORY, INC.
  401(K) PLAN
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   b Number, street, and room or suite
     no. (If a P.O. box, see the
     instructions for Form 5500,
     5500-C/R, or 5500-EZ.)

   265 TURNER DRIVE
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   c City or town, state, and ZIP code

   DURANGO, CO 81301-7941
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2a Name of trust                                                      b Trust's employer identification number
   TRUST FOR ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401(K) PLAN                                            42 0127290
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3  Name of plan if different from name
   of trust
   ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401(K) PLAN
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4  Have you furnished the participating
   employee benefit plan(s) with the
   trust financial information required
   to be reported by the plan(s)?                                                                                    /X/ YES / / NO
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5  Enter the plan sponsor's employer
   identification number as shown on
   Form 5500, 5500-C/R, or 5500-EZ                                                                  84 0910696
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
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.


SIGNATURE OF FIDUCIARY                                   DATE
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INSTRUCTIONS

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

  1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

  2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: TRUSTEES WHO DO NOT HAVE AN EIN MAY APPLY FOR ONE ON FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER. YOU MUST BE CONSISTENT AND USE THE SAME EIN FOR ALL TRUST REPORTING PURPOSES.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T--For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's Tax Guide (Pub.
15), for more information.)

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                                                    SCHEDULE P (FORM 5500) 1997